Form of Restricted Share Agreement

THIS RESTRICTED SHARE AGREEMENT (this “Agreement”) is made by and between [                ] (“Grantee”) and Endurance Specialty Holdings Ltd., an exempted company organized under the laws of Bermuda (the “Company”), as of [       ] [   ], 2007

WHEREAS, Grantee is currently an [employee/executive/director] of the Company or a subsidiary of the Company, and the Company desires to increase the incentive of the Grantee to exert his or her utmost efforts to improve the business and increase the assets of the Company; and

NOW, THEREFORE, in consideration of the Grantee’s services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Restricted Stock. Company hereby grants to Grantee [        ] shares (the “Restricted Shares”) of the Company’s ordinary shares, par value $0.01 (the “Ordinary Shares”), pursuant to and subject to the terms and provisions of the Company’s 2007 Equity Plan (the “Plan”) and this Agreement.

2. Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement. No amendment or termination of the Plan may, without the prior written consent of the Grantee, adversely affect the rights of the Grantee under this Agreement.

3. Escrow of Restricted Shares. To insure the availability for delivery of the Grantee’s Restricted Shares, the Grantee hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as its attorney-in-fact to assign and transfer unto the Company such Restricted Shares, if any, forfeited by the Grantee pursuant to Section 6 below and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Restricted Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A, whether the Restricted Shares are held in certificated form or in book entry.

The Restricted Shares and stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and the Grantee attached hereto as Exhibit B, until the Restricted Period (as defined below) has lapsed with respect to the Restricted Shares, or until such time as this Agreement no longer is in effect. Upon such time as the Restricted Period has lapsed pursuant to the schedule set forth in Section 4 below and subject to the forfeiture provisions of Section 6 below, the escrow agent shall promptly deliver to the Grantee the Restricted Shares in the escrow agent’s possession belonging to the Grantee in accordance with the terms of the Joint Escrow Instructions, either in certificated or book entry form, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such Restricted Shares if so required pursuant to other restrictions imposed pursuant to this Agreement.

4. Restrictions and Restricted Period.

a. Restrictions. Restricted Shares granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Grantee except, in the event of an Employee’s death, by will or the laws of descent and distribution. Restricted Shares granted hereunder shall be subject to a risk of forfeiture as described in Section 6 below until the lapse of the Restricted Period (as defined below).

b. Restricted Period. Unless the Restricted Period is previously terminated pursuant to Section 6 of this Agreement or there is an earlier Change in Control as described in Subsection 4(c) below, the restrictions set forth above shall lapse and the Restricted Shares shall become fully and freely transferable (provided, that such transfer is otherwise in accordance with federal and state securities laws) and non-forfeitable on the dates (the “Restricted Period”) and in the amounts as set forth below:

Date of Release	Number of Shares Released
[Date]	[Number]
[Date]	[Number]
[Date]	[Number]
[Date]	[Number]

c. Change in Control. In the event of a Change in Control and the termination of the Grantee’s employment with the Company, a subsidiary of the Company (or a successor company as a result of the Change of Control) within 24 months following such Change in Control, the restrictions set forth above shall lapse as of the date of such termination of employment.

d. Withholding of Restricted Shares for Taxes. The release of the Restricted Shares hereunder shall be conditioned upon Grantee making adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the release of the Restricted Shares from the Restricted Period (unless a Section 83(b) election has been filed), as set forth in Section 9 hereof.

5. Rights of a Shareholder. From and after the Date of Grant and for so long as the Restricted Shares are held by or for the benefit of the Grantee, the Grantee shall have all the rights of a shareholder of the Company with respect to the Restricted Shares, including, but not limited to, the right to receive dividends and the right to vote such Restricted Shares.

6. Termination of Employment.

a. General. In the event the Grantee’s employment with the Company or any subsidiary of the Company is terminated for any reason other than [a Change in Control], the Grantee’s death, Disability or Retirement, the Restricted Shares and any and all accrued but unpaid dividends that at that time have not been released from the Restricted Period, shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Shares or certificates.

b. Death or Disability. In the event the Grantee’s employment with the Company or any subsidiary of the Company is terminated as a result of the Grantee’s death or Disability, or if the Grantee shall die or become subject to a Disability within 30 days of the Grantee’s termination of employment other than for Cause, the Restricted Shares shall continue to be the property of the Grantee and the restrictions on such Restricted Shares shall continue to lapse in accordance with the Restricted Period Schedule set forth in Section 4 until the second anniversary of the Grantee’s date of termination of employment with the Company or any subsidiary of the Company. On such second anniversary of the Grantee’s date of termination, the Restricted Shares and any and all accrued but unpaid dividends that at that time have not been released from the Restricted Period, shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Shares or certificates.

c. Retirement. In the event the Grantee is eligible for Retirement, the restrictions on the Restricted Shares as of the date of such eligibility shall immediately lapse.

7. Certificates. Restricted Shares granted herein may be evidenced in such manner as the Administrator shall determine. If certificates representing the Restricted Shares are registered in the name of the Grantee, then the Company shall retain physical possession of the certificate.

8. Legends. All certificates representing any of the Restricted Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

“The transferability of this certificate and the ordinary shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2007 Equity Incentive Plan of Endurance

Specialty Holdings Ltd. and an Agreement entered into between the registered owner of such shares and the Company. A copy of the Plan and Agreement is on file in the office of the Secretary of the Company, Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.”

9. Tax Withholding. It shall be a condition to the obligation of the Company to issue Ordinary Shares to the Grantee upon the lapse of restrictions on the Restricted Shares that the Grantee pay to the Company, upon demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold income or other taxes. In the event any such amount so requested is not paid, the Company may refuse to issue Ordinary Shares to Grantee upon the lapse of restrictions on the Restricted Shares. Unless the Administrator shall in its discretion determine otherwise, payment for taxes required to be withheld may be made in cash, or in whole or in part, in accordance with such rules as may be adopted by the Administrator from time to time, (i) by withholding Restricted Shares having a Fair Market Value equal to the minimum tax withholding liability and/or (ii) tendering to the Company Ordinary Shares held by the Grantee having a Fair Market Value equal to the tax withholding liability.

10. Section 83(b) Election. The Grantee hereby acknowledges that the Grantee has been informed that, with respect to the grant of Restricted Shares, an election in the form attached hereto as Exhibit C may be filed by the Grantee with the Internal Revenue Service, within 30 days of the Date of Grant, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed currently on the Fair Market Value of the Restricted Shares on the Date of Grant.

The Grantee acknowledges that it is the Grantee’s sole responsibility and not the Company’s to file the election under Section 83(b) of the Code on a timely basis.

By signing this Agreement, the Grantee represents that the Grantee has reviewed with the Grantee’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and that the Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands and agrees that the Grantee (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

11. Termination of this Agreement. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Restricted Period with respect to all of the Restricted Shares in accordance with Section 4 of this Agreement, (b) the forfeiture of the Restricted Shares in accordance with Section 6 of this Agreement or (c) the termination of this Agreement by an instrument in writing signed by the parties hereto. Upon termination of this Agreement, all rights and obligations of the Grantee and the Company hereunder shall cease.

12. Agreement to Perform Necessary Acts. Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement and the Plan.

13. Registration of Shares. The Company shall use commercially reasonable efforts to file and maintain an effective Registration Statement on Form S-8 under the United States Securities Act of 1933, as amended, with respect to the Restricted Shares.

14. No Limitation on Rights of the Company. This Agreement shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

15. Miscellaneous.

a. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when delivered to each party at the following addresses (or to such other address as may be designated in a notice given in accordance with this Section):

(i) if to the Company:

Endurance Specialty Holdings Ltd.

Wellesley House

90 Pitts Bay Road

Pembroke HM 08

Bermuda

Attn: General Counsel

(ii) if to the Grantee, to the most recent primary residence address listed for the Grantee in the employment records of the Company.

b. Failure to Enforce Not a Waiver. The failure of the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

c. Governing Law. This Agreement shall be governed by and construed according to the laws of Bermuda without giving effect to the choice of law principles thereof. The Grantee submits to the non-exclusive jurisdiction of the courts of Bermuda in respect to matters arising hereunder.

d. Arbitration. All disputes, controversies or claims arising out of, relating to or in connection with this Agreement, the Plan or the Restricted Shares, or the breach, termination or validity thereof, shall be finally settled by arbitration. The arbitration shall be conducted in accordance with the rules of the International Chamber of Commerce except as same may be modified herein or by mutual agreement of the parties. The seat of the arbitration shall be Bermuda and it shall be conducted in the

English language. The arbitration shall be conducted by one arbitrator who shall be selected by BIBA (Bermuda International Business Association), in the event that the parties fail to agree. The arbitral award shall be in writing, shall state reasons for the award, and shall be final and binding on the parties. The award may include an award of costs, including reasonable attorneys fees and disbursements. Judgment on the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets.

e. Amendments. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

f. Investment Intent. Recipient represents that the Restricted Shares are being acquired by him for investment and that he has no present intention to transfer, sell or otherwise dispose of the Restricted Shares, except in compliance with applicable securities laws, and the parties agree that the Restricted Shares are being acquired in accordance with and subject to the terms, provisions and conditions of this Agreement.

g. Adjustment of Restricted Shares. The Company hereby confirms that (i) in the event the outstanding Ordinary Shares of the Company shall be changed into an increased number of shares, through a share dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then immediately after the record date for such change, the number of Restricted Shares then subject to this Agreement shall be proportionately increased, in case of such stock dividend or split-up of shares, or proportionately decreased, in case of such combination of shares; and (ii) in the event that, as result of a reorganization, sale, merger, amalgamation, consolidation or similar occurrence, there shall be any other change in the Ordinary Shares of the Company, or of any shares or other securities into which such Ordinary Shares shall have been changed, or for which it shall have been exchanged, then equitable adjustments to the Restricted Shares then subject to this Agreement (including, but not limited to, changes in the number or kind of shares then subject to this Agreement) shall be made.

h. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of employment of the Grantee or the relationship of the Grantee with the Company or any subsidiary of the Company shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of employment or relationship with the Company or any subsidiary of the Company, nor shall it interfere with the right of the Company or any subsidiary of the Company to discharge the Grantee and to treat the Grantee without regard to the effect which that treatment might have upon the Grantee as a holder of the Restricted Shares.

i. Entire Agreement; Plan Controls. This Agreement (including the Exhibits hereto) and the Plan contain the entire understanding and agreement of the parties hereto concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties hereto with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

j. Captions. The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

k. Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

l. Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties hereto agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee, his heirs, executors, administrators, successors and assigns.

m. Severability. This Agreement will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the parties hereto intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

[Execution Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ENDURANCE SPECIALTY HOLDINGS LTD.
By:
Name:
Title:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

[Grantee Name]

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [           ] (the “Grantee”) hereby assigns and transfers unto Endurance Specialty Holdings Ltd., an exempted company organized under the laws of Bermuda (the “Company”), [            ] shares of the Company’s ordinary shares, par value $1.00 per share, standing in the Grantee’s name on the books of said corporation represented either (i) in book entry form on the books and records of the Company as maintained by the Company’s transfer agent or (ii) by Certificate No. [          ] herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company to transfer the said shares on the books of the Company with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Share Agreement, dated [       ] [   ], 2007, between the Company and the Grantee.

Dated:	____________________, ____________	___________________________________
[ ]

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Assignment Separate from Certificate is to return the shares to the Company in the event the Grantee forfeits any of such shares as set forth in the Agreement, without requiring additional signatures on the part of the Grantee. If the Restricted Shares have been issued in certificated form, this Assignment Separate from Certificate must be delivered to the Company with the above Certificate No. [         ].

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

[ ] [ ], 2007
[	]
Dear [	]:

As Escrow Agent for both Endurance Specialty Holdings Ltd., an exempted company organized under the laws of Bermuda (the “Company”), and [                ] (the “Grantee”) of a certain number of the Company’s ordinary shares, $1.00 par value per share (the “Restricted Shares”) granted by the Company to the Grantee pursuant to the terms of that certain Restricted Share Agreement, dated as of [         ] [   ], 2007, between the Company and Grantee (the “Agreement”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement, in accordance with the instructions set forth below. Except as otherwise expressly set forth herein, these instructions shall be construed in accordance with the provisions of the Agreement and any capitalized terms not otherwise defined herein shall have the definitions set forth in the Agreement.

1. In the event that the Grantee forfeits any Restricted Shares pursuant to the Agreement, you are directed (a) to date the Assignment Separate From Certificate necessary for the transfer to the Company, (b) to fill in the number of Restricted Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Restricted Shares to be transferred, if any, to the Company or its assignee.

2. The Grantee hereby irrevocably authorizes the Company to deposit with you any certificates evidencing the Restricted Shares to be held by you hereunder and any additions and substitutions to the Restricted Shares as set forth in the Agreement. The Grantee does hereby irrevocably constitute and appoint you as the Grantee’s attorney-in-fact and agent for the term of this escrow to execute with respect to the Restricted Shares all documents necessary or appropriate to make the Restricted Shares negotiable and to complete any transaction herein contemplated, including but not limited to, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the Restricted Shares. Subject to the provisions of this Section 2, the Grantee shall exercise all rights and privileges of a shareholder of the Company while the Restricted Shares are being held by you. This paragraph 2 shall also apply if the Restricted Shares are held in book entry form with the Company’s transfer agent.

3. Upon written request of the Grantee, unless the Grantee has forfeited Restricted Shares pursuant to Section 6 of the Agreement, you will (i) if the Restricted Shares are held in certificated form, deliver to Grantee a certificate or certificates representing the aggregate number of Restricted Shares that are not then subject to the Restricted Period free and clear of any restrictive legend or (ii), if the Restricted Shares are held in book entry form, remove any restriction on the Restricted Shares on the books and records of the Company and its transfer agent. Within 60 days after Grantee’s Cessation of Service as defined in Section 6 of the Agreement, you will deliver to Grantee, or Grantee’s representative, as the case may be, a certificate or certificates representing the aggregate number of Restricted Shares held or issued pursuant to the Agreement and not forfeited to the Company or its assignees pursuant to the Agreement.

4. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Grantee, you shall deliver all of the same to the Grantee and shall be discharged of all further obligations hereunder.

5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Bermuda law and the Bye-Laws of the Company) and hold you harmless against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any action, omission or determination taken by you relating to this Agreement, unless, in either case, such action, omission or determination was taken or made by you in bad faith and without reasonable belief that it was in the best interests of the parties hereto.

7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

9. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary and proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

14. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when delivered to each party at the following addresses (or to such other address as may be designated in a notice given in accordance with this Section):

If to Company or to the

Escrow Agent:

Endurance Specialty Holdings Ltd.

Attention: Secretary

Wellesley House

90 Pitts Bay Road

Pembroke HM08

Bermuda

If to the Grantee:	To the most recent primary residence address listed for the Grantee in the employment records of the Company.

15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16. These Joint Escrow Instructions will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of these Joint Escrow Instructions or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the parties hereto intend that there be added as a part of these Joint Escrow Instructions a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

17. All disputes, controversies or claims arising out of, relating to or in connection with these Joint Escrow Instructions, or the breach, termination or validity thereof, shall be finally settled by arbitration. The arbitration shall be conducted in accordance with the rules of the International Chamber of Commerce except as same may be modified herein or by mutual agreement of the parties. The seat of the arbitration shall be Bermuda and it shall be conducted in the English language. The arbitration shall be conducted by one arbitrator who shall be selected by BIBA (Bermuda International Business Association), in the event that the parties fail to agree. The arbitral award shall be in writing, shall state reasons for the award, and shall be final and binding on the parties. The award may include an award of costs, including reasonable attorneys fees and disbursements. Judgment on the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets.

18. These Joint Escrow Instructions shall terminate upon the earliest to occur of (a) the termination of the Restricted Period with respect to all of the Restricted Shares in accordance with Section 4 of the Agreement, (b) the forfeiture of the Restricted Shares in accordance with Section 6 of the Agreement or (c) the termination of the Agreement by an instrument in writing signed by the parties hereto. Upon termination of this Agreement, all rights and obligations of the parties hereunder shall cease.

19. These Joint Escrow Instructions may be amended or modified at any time by an instrument in writing signed by the parties hereto.

20. These Joint Escrow Instructions, the Agreement and the Plan contain the entire understanding and agreement of the parties hereto concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties hereto with respect thereto. These Joint Escrow Instructions are made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into these Joint Escrow Instructions. In the event of any conflict between the provisions of these Joint Escrow Instructions and the provisions of the Plan, the provisions of the Plan shall govern.

21. These Joint Escrow Instructions may be executed in counterparts, each of which when signed by the parties hereto will be deemed an original and all of which together will be deemed the same agreement.

22. The Company may assign its rights and delegate its duties under these Joint Escrow Instructions. If any such assignment or delegation requires consent of any state securities authorities, the parties hereto agree to cooperate in requesting such consent. These Joint Escrow Instructions shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

23. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of Bermuda. The Grantee submits to the non-exclusive jurisdiction of the courts of Bermuda in respect to matters arising hereunder.

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ENDURANCE SPECIALTY HOLDINGS LTD.
By:
[Grantee Name]		Name:
Title:

ESCROW AGENT:

Name:	John V. Del Col General Counsel & Secretary Endurance Specialty Holdings Ltd.

EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:____________________________________________________________________________

NAME OF SPOUSE: ______________________________________________________________________________

ADDRESS: _____________________________________________________________________________________

IDENTIFICATION NO. OF TAXPAYER: _______________________________________________________________

IDENTIFICATION NO. OF SPOUSE: __________________________________________________________________

TAXABLE YEAR: _____________________________

2. The property with respect to which the election is made is described as follows: _______ Ordinary Shares (the “Restricted Shares”) of Endurance Specialty Holdings Ltd. (the “Company”).

3. The date on which the property was transferred is: ________________, ____.

4. The property is subject to the following restrictions:

The Restricted Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ ______________.

6. The amount (if any) paid for such property is: $ ______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	_________________, ______	________________________________
Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:	_________________, ______	________________________________
Signature of Spouse of Taxpayer

C-2